… a leading global total talent solutions provider Nasdaq: HSON Investor Presentation SEPTEMBER 2023 2 Forward-Looking Statements This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; rising inflationary pressures and interest rates; the adverse impacts of the coronavirus, or COVID-19 pandemic; the Company’s ability to successfully achieve its strategic initiatives; risks related to potential acquisitions or dispositions of businesses by the Company; the Company’s ability to operate successfully as a company focused on its RPO business; risks related to fluctuations in the Company's operating results from quarter to quarter; the loss of or material reduction in our business with any of the Company’s largest customers; the ability of clients to terminate their relationship with the Company at any time; competition in the Company's markets; the negative cash flows and operating losses that may recur in the future; risks relating to how future credit facilities may affect or restrict our operating flexibility; risks associated with the Company's investment strategy; risks related to international operations, including foreign currency fluctuations, political events, natural disasters or health crises, including the ongoing COVID-19 pandemic and the Russian invasion of Ukraine conflict; the Company's dependence on key management personnel; the Company's ability to attract and retain highly skilled professionals, management, and advisors; the Company's ability to collect accounts receivable; the Company’s ability to maintain costs at an acceptable level; the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company’s business reorganization initiatives, and limits on related insurance coverage; the Company’s ability to utilize net operating loss carry-forwards; volatility of the Company's stock price; the impact of government regulations; restrictions imposed by blocking arrangements; and a material weakness in our internal control over financial reporting that could have a significant adverse effect on our business and the price of our common stock. Additional information concerning these, and other factors is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. 3 Hudson Global at a Glance ► Hudson Global, Inc. (Nasdaq: HSON) (“Hudson Global” or “the Company”) owns Hudson RPO, a pure-play Total Talent Solutions provider ► Nasdaq-listed; spun-off from Monster.com in 2003 ► Strong financial position: $23.0(3) million of cash and $303(4) million of usable NOL carryforwards ► Stock buyback: completed a $10 million program & initiated a new $5 million program on 8/8/23; shares outstanding reduced by approximately 12% since 12/31/18 ► Owner mindset: board and management own approximately 17%(6) of total shares outstanding and expect to own more over time ► Maximizing stockholder value: through internal investments in our growing, high-margin RPO business, bolt-on acquisitions, and stock buybacks ___________________________________________ (1) Adjusted EBITDA and Corporate Costs are non-GAAP measures. Reconciliations of non-GAAP measures can be found in the appendix to this presentation. (2) As of August 31, 2023. Market Capitalization defined as Shares Outstanding times Stock Price. (3) As of June 30, 2023. Cash includes $0.4m of restricted cash. Debt excludes operating lease obligations. (4) As of December 31, 2022 as disclosed in 2022 Form 10-K. NOL carryforward is for U.S. federal and state tax expense. (5) 2.8 million shares outstanding as of July 31, 2023. Does not include unissued or unvested RSUs. (6) Includes unvested share units and share units that will be issued up to 90 days after a director’s/officer’s separation from service. (7) As of June 30, 2023. $mm, except per share amounts Stock Price(2) $22.15 Shares Outstanding(5) 2.8M Market Capitalization(2) $62.5M Cash(3) $23.0 Debt(3) $0.0 Usable NOL Carryforward(4) $303 $mm 2019 2020 2021 2022 LTM Revenue $93.8 $101.4 $169.2 $200.9 $180.2 Adj Net Revenue $43.6 $39.1 $68.2 $99.2 $90.7 Adj EBITDA- RPO(1) $4.5 $2.9 $13.5 $20.1 $13.1 % of Adj Net Revenue 10.4% 7.5% 19.8% 20.3% 14.4% Corp Costs(1) $4.1 $3.3 $3.4 $3.7 $3.8 Adj EBITDA(1) $0.5 $(0.4) $10.0 $16.4 $9.2 # of Employees(7) 1,220 # of Countries 14 4 Hudson Global: Our History 2013-2014 1999 – 2001: Hudson Global originated from 67 acquisitions made by TMP Worldwide, which later became Monster Worldwide, Inc. (i.e., Monster.com) 2003: Monster distributed shares of Hudson Global to its stockholders, creating a new, independent, publicly held company 2003-2013: Poor business structure and very poor leadership led to poor operating and financial performance 202020192015-2018 2013 – 2014 Current CEO, Jeff Eberwein, invested in HSON shares and gained shareholder representation on the Board to improve performance 2015 BoD implemented a series of measures designed to enhance stockholder rights including: • Declassified the Board – directors elected annually • Allowed stockholders to call special meetings • Eliminated all supermajority voting requirements • Allowed stockholders to act by written consent • Eliminated cash compensation to the Board • Implemented a plan to protect valuable NOL asset 2015 Announced a $10M share purchase plan (completed by 6/30/23) 2016 Paid two cash dividends totaling $3.4M 2015 – 2018 BoD initiated a strategic review to enhance stockholder value with a focus on selling non-core businesses; completed three divestitures to exit the agency recruitment business and focus on global RPO business 2019 Completed tender offer for 7.7% of total shares outstanding at a purchase price of $15 per share Q3 & Q4, 2019 Growth in RPO profits and reductions in Corporate Costs enabled Hudson Global to cross over into profitability 2020 Purchased 8.8% of total shares outstanding in two block trades at a purchase price of $8.63 per share The new Hudson Global – focused on expanding its global RPO business 2021 2022 Expanding Through Acquisitions 2020 Acquired Coit Group, a San Francisco- based RPO provider, to expand further into tech sector; established office in San Francisco 2021 Acquired Karani, LLC, a Chicago- headquartered recruiting services provider that serves mainly U.S.- based customers from its operations in India and the Philippines 2022 Acquired Hunt & Badge Expanded Hudson RPO’s footprint further into the India recruitment market with an array of impressive deep client relationships with notable multinational companies 2023 Q3 2023 Announced a $5M share purchase plan (following the completion of a $10 million plan authorized in 2015)

5 What is Recruitment Process Outsourcing (RPO)? RPO is in the Business Services sector and part of the Business Process Outsourcing (“BPO”) and Human Capital Management (“HCM”) subsectors RPO involves an employer utilizing an external service provider to perform all or part of its recruitment processes, often replacing work performed by external recruitment agencies and/or in-house teams Supplies its own staff, methodologies, technology, and analytics RPO Assumes ownership of talent solution design and management of recruitment process Assumes client’s staff and work within their technology platform and takes responsibility for the results Services are aligned with client’s long-term objectives and strategic growth plans Offers enterprise-wide and project- based solutions and optimizes client’s talent procurement process Implements an end-to-end recruitment solution, offers efficiencies and value RPO vs. Traditional Recruiting Personnel can be located on- site at the client’s offices or offsite centralized facilities Offshore, shared-service facilities perform work for multiple clients in multiple time zones 6 RPO – a Fast Growing Market(1) (1) https://www.researchandmarkets.com/reports/5641387/recruitment-process-outsourcing-rpo-market?utm_source=CI&utm_medium=PressRelease&utm_code=rrwmxk&utm_campaign=1744226+- +Global+Recruitment+Process+Outsourcing+(RPO)+Market+to+Grow+by+13.9%25+Annually+Through+2030&utm_exec=como322prd RPO market by segment • On-demand RPO segment contributed approx. 80% of the total market revenues in 2020. Estimated to retain its dominant position in the market throughout the forecast period. • End-to-end RPO segment is projected to grow with the highest CAGR of about 14.3% during the forecast period. RPO market by Industry • Leading industries: IT and telecommunication (28% market share in 2021), ITeS & BPO and BFSI segments require large workforce and massive recruitment; expected to retain the leading position throughout the forecast period. • Fastest growing: Healthcare and e-commerce segments are projected to register the highest growth in the market during the forecast period of 17% and 16.2% respectively. RPO market by Geography • Dominated by North America (40% of the total market revenue in 2021). • North America is among the first adopters of RPO services with strong penetration in small and medium as well as large enterprises. • North America expected to hold its dominant position throughout the forecast period. 13.9% CAGR From 2021 – 2030 2021 2030 E Estimated Growth for Global RPO Market 7 RPO Model vs. Recruitment Agency Model Factor RPO Model Recruitment Agency Model Location of Service Provider On-Site and Centers of Excellence Never On-Site and No Centers of Excellence Ownership of Recruitment Process High Low Candidate Quality Consistently Good Uneven Consistency Candidate Experience High/Brand Ambassadors Uneven Proactive Recruitment Strong/Maintain Talent Pools Low Cost to Client Lower, especially as volume increases High Level of Client Engagement Very High (Partnership) Transactional Duration of Relationship with Client Long/Recurring Transactional Depth of Relationship with Client Very Deep and Wide Shallow/Transactional Delivery Model Client-Focused/Subject Matter Expertise Role-Focused or Candidate-Focused Pricing Model Combination of fixed monthly management fees and variable fees Purely Variable/Transactional Length of Contract Solution-based and typically multi-year with high renewal rates Transactional Recurring Revenues High Low Initial Sales Process Long Short ► The RPO industry market worldwide accounted for revenue of $6.9B in 2019; projected to expand at a CAGR of 13.9% from 2021 to 2030 (1) ► We believe the RPO industry is taking share from traditional recruitment agencies for the reasons below: (1) https://www.researchandmarkets.com/reports/5641387/recruitment-process-outsourcing-rpo-market?utm_source=CI&utm_medium=PressRelease&utm_code=rrwmxk&utm_campaign=1744226+- +Global+Recruitment+Process+Outsourcing+(RPO)+Market+to+Grow+by+13.9%25+Annually+Through+2030&utm_exec=como322prd 8 Hudson RPO: Regional Market Observations ____________________________________ (1) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-apac/ (2) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-emea/ AMERICAS ASIA-PACIFIC EMEA ► Large market size ► Particularly strong in Technology, Life Sciences, Healthcare, and Financial Services ► Growing presence in Canada and Latin America, especially for large multinationals creating regional hubs ► Acquired Coit Group, a San Francisco-based RPO provider specializing in the technology sector (October 2020) ► Acquired Karani, LLC, a Chicago- HQ recruiting services provider with clients in the US, but operations in India and the Philippines (October 2021) ► Small RPO or MSP companies in this region could become acquisition targets ► Center of Excellence in Tampa, FL ► Consistently ranked as a top RPO provider in APAC (1) ► Strong market adoption for RPO in Australia, China, HK, and Singapore and Hudson RPO has a very strong presence in these markets • Hudson’s first ever RPO project was in 1999 for J&J in Australia and was one of the first RPO projects in history ► Growing rapidly in SE Asia via hub in Singapore ► Expanded presence in SE Asia through local partnerships in Taiwan, Malaysia, Philippines, Thailand, Vietnam, and South Korea; partnerships allow Hudson RPO to embed teams in these countries as requested by clients ► Centers of Excellence in India, Manila, Philippines, and Shanghai, China ► Ranked among the top RPO providers in EMEA (2) ► UK market is large and well- developed ► Emerging market in continental Europe with growth from large multinationals benefiting from RPO solutions in the US and UK ► Particularly strong in Life Sciences, Financial and Business Services, and Consumer ► Smaller RPO or MSP companies in this region could become acquisition targets ► Center of Excellence in Edinburgh, Scotland

9 Hudson RPO: Centers of Excellence (COEs) Manila, Philippines Shanghai, China Edinburgh, Scotland Tampa, Florida, US India 10 Hudson RPO’s Strengths ► Professional Services – comprehensive talent acquisition and total talent solutions for employers needing mission-critical, professional talent ► Senior Management to Entry Level – we partner with our clients at every level ► Mid-to-Large Sized Corporations – focus on custom-built solutions for all of our clients ► Emerging Growth Companies – we partner with clients at every stage of their growth/life cycle ► RPO to Total Talent Solutions – grow current RPO solutions, build first generation RPO programs, and offer value-added talent solutions ► We focus on clients where acquiring and retaining top talent, and specialized talent, is the key to business success ► Our clients partner with us based on value and outcomes given the critical importance of talent to their businesses and the customized nature of our solutions ► We immerse ourselves in our clients’ culture, business, and needs so we can deliver the best solutions creating valuable, long-term partnerships ► Subject Matter Expertise in each sector is a key differentiator in our client solutions ► Disciplined execution delivers efficiencies and effective outcomes to our clients ► We have a prestigious client portfolio and a high retention rate because we work diligently to truly partner with our clients and we evolve our solutions to best support our clients’ growth, needs, and objectives ► Hudson RPO’s global and regional leadership teams have deep expertise across Human Capital solutions and have high tenure at Hudson RPO and on-site with our clients ► Hudson RPO’s teams are committed to a culture of engaged leadership, disciplined execution, and profitable growth ► Hudson RPO rates very favorably on service, performance, and results relative to our competition as measured by independent client surveys done via SharedXpertise for the HRO Today’s Baker’s Dozen Program(1) ► Hudson RPO has been recognized on the Baker’s Dozen List for thirteen consecutive years ____________________________________ (1) https://www.hudsonrpo.com/rpo-intelligence/recruitment-process-outsourcing/rpo-worldwide-implementation/ Our Focus Our Clients Our Team 11 Customized Technology Enabled Solutions Automate and Reduce Administration Increase Recruiter Productivity Accelerate Time-To-Fill Reduce Cost-Per-Hire Better & Faster Candidate Screening Facilitate Collaborative Hiring Enhanced Candidate Experience Improve Quality of Hire Increased Process Compliance Enhanced Sales Offering Value in implementing Hudson RPO’s HR solutions TalentMax The Hudson RPO Tech Solution BRAND SOURCE ENGAGE & ASSESS OFFER & ONBOARD POST HIRE RECRUITMENT PROCESS ADMIN PLAN MEASURE 12 Comprehensive Technology Enabled Solutions Value in implementing Hudson RPO’s HR solutions Hudson RPO’s team: • Works with all HR technologies • Has deep knowledge of leading-edge technology tools • Consults and advises clients every step of the process Automated Overnight Sourcing Mobile Enabled Candidate Engagement Targeted Email Campaigns Candidate Talent Intelligence Integrated Video Interviewing Targeted Text Campaigns Talent Communities & Sharing Driving Engagement Through Technology

13 Financial Highlights 14 Adjusted Net Revenue by Region (Excludes cost pass-throughs of Contracting) Full Year 2022 Full Year 2021 Americas 49% EMEA 16% APAC 35% $49.0M $15.9M $34.3M $99.2M Americas 40% EMEA 18% APAC 42% $27.1M $12.5M $28.6M $68.2M 15 FY 2022 Financial Highlights $200.9M Revenue +18.7% from FY 2021 FY 2022 exhibited strong growth vs. FY 2021 with revenue, adjusted net revenue, and adjusted EBITDA growing across all three regions $3.38 Adjusted EPS (Non-GAAP) vs $2.04 in FY 2021 $99.2M Adjusted Net Revenue +45.6% from FY 2021 $16.4M Adjusted EBITDA (Non-GAAP) vs $10.0M in FY 2021 (1) (2) (1) 13.7% organic revenue growth excludes $8.5M from the Karani and Hunt & Badge acquisitions. (2) 33.1% organic adjusted net revenue growth excludes $8.5M from the Karani and Hunt & Badge acquisitions. 16 6M 2023 Financial Highlights $88.0M Revenue 6M 2023 performance was affected by lower hiring activity particularly in the technology sector; activity in other sectors remains in line with expectations. Continued to win new business; well positioned to respond to client needs going forward. $0.58 Adjusted EPS (Non-GAAP) $44.3M Adjusted Net Revenue $3.8M Adjusted EBITDA (Non-GAAP)

17 Hudson RPO: Profit Margin Improvement 0% 5% 10% 15% 20% 25% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 RPO Adj EBITDA(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Goal (1) Before corporate costs of Hudson Global. 18 Hudson RPO: Salaries & Related Expenses 60% 65% 70% 75% 80% 85% 90% 95% 100% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 Salaries & Related(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Goal (1) Excludes non-recurring expenses. 19 Hudson Global: U.S. Tax NOL Carryforward Additional Thoughts ► Expiration schedule between now and 2037(2) ► HSON’s large NOL increases the ROI on internal investments and acquisitions in U.S. given HSON can shield U.S. taxable income __________________________________ (1) Based on shares outstanding as of July 31, 2023. (2) For losses incurred through December 31, 2017. NOLs generated after 2017 do not expire. U.S. Tax NOL as of 12/31/2022 $331M U.S. Tax Usable NOL as of 12/31/2022 $303M U.S. Federal Statutory Tax Rate 21% Potential Cash Taxes Saved $64M Shares Outstanding(1) 2.8M Potential Value Per Share (0% disc rate): $22.52 20 Hudson Global: Significant Reduction in Corporate Costs 5.6 4.1 3.3 3.4 3.7 2.4 1.1 0.8 0.6 0.3 $- $1 $2 $3 $4 $5 $6 $7 $8 $9 2018 2019 2020 2021 2022 Non recurring expenses Corporate costs $8.1M $5.2M $4.1M $4.1M $4.0M

21 Vision & Growth Strategy 22 Hudson Global’s Vision and Mission Become top RPO provider of professional roles in the industry Our VISION Maximize value for our stockholders over the long term Our MISSION 23 Business Strategy Grow RPO 0 1 Grow RPO Grow RPO ► Global RPO market expected to grow at a CAGR of 13.9% from 2021 to 2030(1) ► Hudson RPO’s goal is to exceed market growth rate (i.e., gain share) • Superior service and delivery • Go deeper and broader with existing clients • Grow in existing markets and expand into new markets to support our clients’ needs • Add new clients then “land and expand” ► Hudson RPO is investing in people and technology to accelerate its growth ► Leverage existing strong reputation by expanding marketing efforts, including social media and website 01 Grow RPO Keep Overhead Expenses Low ► Reduced complexity left over from legacy businesses ► Both corporate and regional ► No impact on revenues or growth 01 Grow RPO Investigate Acquisition Opportunities ► Expand capabilities and capacity, not just growth for growth’s sake ► Deepen geographic and/or sector presence ► Add new talent and skill sets ► Immediately accretive ► Utilize NOL 01 Grow RPO Repurchase Stock ► Will be opportunistic/price sensitive ► Goal is to maximize long-term value per share, not just “return cash” ► Balance with acquisition opportunities (1) https://www.researchandmarkets.com/reports/5641387/recruitment-process-outsourcing-rpo-market?utm_source=CI&utm_medium=PressRelease&utm_code=rrwmxk&utm_campaign=1744226+- +Global+Recruitment+Process+Outsourcing+(RPO)+Market+to+Grow+by+13.9%25+Annually+Through+2030&utm_exec=como322prd 24 PROFITABILITY INTERNAL GROWTH MAXIMIZE EPSEBITDA MARGIN ►Grow profitability over time; turning profitable in mid-2019 was a watershed event in our Company’s history ►Generate high returns on internal growth projects ►Adjusted EBITDA margin goal of 25% of Adjusted Net Revenue at RPO level (i.e., pre Corporate Costs) vs. Q2 2023 rolling four quarters of 14.4% • Keep Corporate Costs low, even as profits from operating businesses grow • Adjusted EBITDA / Adjusted Net Revenue margins of mid-teens at the corporate level (i.e., after Corporate Costs) ►Maximize earnings per share over the long term through: • Growing revenue faster than costs, leading to increasing Adjusted EBITDA margins • Controlling overhead and other fixed costs so these costs will decline as a percentage of revenue over time • Reducing share count through opportunistic stock repurchases Financial Goals

25 Disciplined Acquisition Strategy Characteristics of Potential Targets: ► Easy to understand business model complementary to existing Hudson RPO business; cost and revenue synergies ► No start-ups or venture-type businesses ► Profitable, high margin, high growth ► Low/no capex and high FCF/high cash conversion (excluding cash used for working capital) ► Additional bolt-on/roll-up opportunities after initial acquisition ► Existing operating management willing to stay, at least initially Possible Examples: ► RPO: RPO bolt-ons for Hudson RPO, especially in Americas and EMEA ► HCM: businesses adjacent to/complementary to RPO, which could include MSP, Contracting / Staffing, and Talent Advisory ____________________________________ (1) Human Capital Management, which includes RPO, MSP (Managed Service Provider), and other talent-related solutions businesses. HCM (1) Professional Services All Service Businesses All Asset-Lite Businesses Business Services RPO Focus on our core RPO business, or businesses complementary to RPO within HCM 26 COIT GROUP Recent Acquisitions Expanding Capabilities and Geographic Footprint KARANI HUNT & BADGE October 2020 ► Significantly expanded Hudson RPO’s tech presence in the US; new Hudson office in San Francisco ► Established, profitable business with strong client base ► Coit’s founders (Joe Belluomini and Tim Farrelly) became co-CEOs of Hudson RPO’s newly formed Technology Group ► Combination of cash, shares, promissory note, and earn-out agreements October 2021 ► Expanded Hudson RPO’s global delivery capability by adding substantial presence in India and Philippines ► Strong partnerships supporting recruitment and staffing firms based in the US ► Large and growing client base supported by over 500 employees in India and 125 in the Philippines ► Expanded Hudson RPO’s expertise in technology recruitment ► All current employees of Karani and its subsidiaries joined Hudson RPO, except for owner and CEO who retired ► Combination of cash and promissory note August 2022 ► Expanded Hudson RPO’s footprint further into the India recruitment market ► Compliments Karani’s offerings with many potential synergies between the two companies ► Partners with companies of all sizes, including well- known multinationals, across a variety of industries 27 Global Account Director Paula Nolan ► 24 years in industry ► 21 years at Hudson RPO Hudson RPO Management Team CEO RPO APAC Kimberley Hubble ► 29 years in industry ► 29 years at Hudson RPO CEO RPO Americas & EMEA Darren Lancaster ► 25 years in industry ► 12 years at Hudson RPO Hudson RPO Technology Group Co-CEO Tim Farrelly ► 20 years in industry ► Joined Hudson RPO with acquisition of Coit Group Hudson RPO Technology Group Co-CEO Joe Belluomini ► 20 years in industry ► Joined Hudson RPO with acquisition of Coit Group 28 Hudson Global: Corporate Management & Finance Team ► Chairman of the Board from 2015 to 2018 ► 25 years of Wall Street experience ► Formed Lone Star Value Management in 2013 ► Former portfolio manager at Soros Fund Management and Viking Global Investors ► Chairman of the Board at one other publicly traded company ► Formerly Vice President of Finance at Hudson Global prior to assuming CFO role ► 25 years of finance experience ► Served in variety of finance and control roles at PepsiCo from 2001 to 2018 ► Held director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy at PepsiCo ► Certified Public Accountant Global Finance Director Seonaid MacMillan ► Started with Hudson in 2015 ► Based in Glasgow heading up the Global Finance shared service function ► Previously worked in various Finance roles in UK and the Middle East ► FCCA qualified with 24 years of experience in various industries Hudson Global CEO and Director Jeff Eberwein Hudson Global CFO Matt Diamond

29 Hudson Global: Board of Directors (1) Board Chair Mimi Drake ► Co-CEO of Permit Capital Advisors, LLC ► Served as Founding Board Member of 100 Women in Finance Director Connia Nelson ► SVP & Chief HR Officer of LifeWay Christian Resources ► Former SVP – Human Resources of Verizon Communications, Inc. ____________________________________ (1) Independent members. Director Ian Nash ► Former CFO of Robert Walters PLC as well as Michael Page International PLC ► Serves as a director of several private companies 30 ESG Considerations Environmental ► Committed to continuous improvement in managing the environmental impact of our business operations Governance ► Commitment to accountability and transparency ► Strive for diversity among board members, management, and employees o Of 1,200 people employed worldwide, approximately 60% are female o 50% of the Company’s Board being diverse (by race, gender, and ethnic diversity combined) Social ► “People-first” company with corporate policies in place and a strong global team of individuals that believe in diversity, equity and inclusion ► Global Diversity, Equality, and Inclusion (“DEI”) Program, sponsored by the Division CEOs; this program is designed to: o Promote DEI initiatives within the Company such as launching training programs and diagnostic tools o Aid in partnering with our clients to accelerate their DEI recruitment, onboarding, sourcing, and branding efforts as well, helping them to be reflective of their global multicultural customer base ► Anti-harassment and non-discrimination training available company wide ► Employees’ health and safety was our first priority during COVID-19 31 Appendix 32 Reconciliation of Non-GAAP Financial Measures – 6M 2023 & 2022 Per Diluted Share Six Months Ended June 30, 2023 June 30, 2022 Net income $ 0.30 $ 1.95 Non-recurring items (after tax) 0.20 0.05 Compensation expense related to acquisitions (after tax) (4) 0.08 0.47 Adjusted net income (5) $ 0.58 $ 2.48 (1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Condensed Consolidated Statements of Operations. (2) Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating (income) expense, stock-based compensation expense, and other non-recurring severance and professional fees (“Adjusted EBITDA”) are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. (3) Represents compensation expense payable per the terms of acquisition agreements. (4) Represents compensation expense payable per the terms of the Coit acquisition, including a promissory note for $1.35 million payable over three years, and $500k of the Company's common stock vesting over 30 months, as well as earn out payments. In addition, in 2022 represents compensation expense payable in the form of a CFO retention payment per the terms of the Karani acquisition. (5) Adjusted net income or loss per diluted share are Non-GAAP measures defined as reported net income or loss and reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that are presented to provide additional information about the Company's operations on a basis consistent with the measures that the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as substitutes for net income or loss and net income or loss per share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as measures of the Company's profitability or liquidity. Further, adjusted net income or loss and adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies. For The Six Months Ended June 30, 2023 Americas Asia Pacific Europe RPO Business Corporate Total Revenue, from external customers $ 17,841 $ 55,678 $ 14,450 $ 87,969 $ — $ 87,969 Adjusted net revenue, from external customers (1) $ 17,243 $ 18,040 $ 9,064 $ 44,347 $ — $ 44,347 Net income $ 932 Provision for income taxes 718 Interest income, net (194) Depreciation and amortization 702 EBITDA (loss) (2) $ (896) $ 3,565 $ 1,295 $ 3,964 $ (1,806) 2,158 Non-operating expense (income), including corporate administration charges 339 604 66 1,009 (1,092) (83) Stock-based compensation expense 257 121 128 506 350 856 Non-recurring severance and professional fees 105 1 124 230 411 641 Compensation expense related to acquisitions (3) 225 — — 225 — 225 Adjusted EBITDA (loss) (2) $ 30 $ 4,291 $ 1,613 $ 5,934 $ (2,137) $ 3,797 For The Six Months Ended June 30, 2022 Americas Asia Pacific Europe RPO Business Corporate Total Revenue, from external customers $ 29,026 $ 61,077 $ 18,537 $ 108,640 $ — $ 108,640 Adjusted net revenue, from external customers (1) $ 27,511 $ 17,387 $ 7,949 $ 52,847 $ — $ 52,847 Net income $ 6,112 Provision for income taxes 1,317 Interest income, net (5) Depreciation and amortization 661 EBITDA (loss) (2) $ 4,705 $ 4,289 $ 698 $ 9,692 $ (1,607) 8,085 Non-operating expense (income), including corporate administration charges 335 580 252 1,167 (1,109) 58 Stock-based compensation expense 321 132 114 567 674 1,241 Non-recurring severance and professional fees 128 — — 128 28 156 Compensation expense related to acquisitions (3) 1,411 — — 1,411 — 1,411 Adjusted EBITDA (loss) (2) $ 6,900 $ 5,001 $ 1,064 $ 12,965 $ (2,014) $ 10,951 (In thousands, unaudited)

33 Reconciliation of Non-GAAP Financial Measures – FY 2022 1. Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations. 2. Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating (income) expense, stock-based compensation expense, and other non-recurring severance and professional fees (“Adjusted EBITDA”) are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. 3. Represents compensation expense payable per the terms of acquisition agreements. For The Year Ended December 31, 2022 Americas Asia Pacific Europe RPO Business Corporate Total Revenue, from external customers $ 51,639 $ 118,149 $ 31,129 $ 200,917 $ — $ 200,917 Adjusted net revenue, from external customers (1) $ 48,990 $ 34,278 $ 15,942 $ 99,210 $ — $ 99,210 Net income $ 7,129 Provision for income taxes 2,331 Interest income, net (83) Depreciation and amortization 1,378 EBITDA (loss) (2) $ 4,877 $ 7,282 $ 1,501 $ 13,660 $ (2,905) 10,755 Non-operating expense (income), including corporate administration charges 711 1,151 253 2,115 (2,155) (40) Stock-based compensation expense 713 302 282 1,297 1,021 2,318 Non-recurring severance and professional fees 306 86 1 393 324 717 Compensation expense related to acquisitions (3) 2,651 — — 2,651 — 2,651 Adjusted EBITDA (loss) (2) $ 9,258 $ 8,821 $ 2,037 $ 20,116 $ (3,715) $ 16,401 Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs (In thousands, unaudited) Per Diluted Share Twelve Months Ended December 31, 2022 Net income $ 2.27 Non-recurring items (after tax) 0.23 Compensation expense related to acquisitions (after tax) (2) 0.88 Adjusted net income (3) $ 3.38 34 Reconciliation of Non-GAAP Measures – 2021 Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs (In thousands, unaudited) For The Year Ended December 31, 2021 Americas Asia Pacific Europe RPO Business Corporate Total Revenue, from external customers $ 28,797 $ 118,597 $ 21,813 $ 169,207 $ - $ 169,207 Adjusted net revenue, from external customers (1) $ 27,087 $ 28,561 $ 12,509 $ 68,157 $ - $ 68,157 Net income $ 3,227 Provision for income taxes 1,117 Interest income, net (33) Depreciation and amortization 597 EBITDA (loss) (2) $ 1,801 $ 5,452 $ 1,007 $ 8,260 $ (3,352) 4,908 Non-operating expense (income), including corporate administration charges 386 1,399 331 2,116 (2,033) 83 Stock-based compensation expense 556 324 246 1,126 1,298 2,424 Non-recurring severance and professional fees 23 - - 23 637 660 Compensation expense related to acquisitions (3) 1,969 - - 1,969 - 1,969 Adjusted EBITDA (loss) (2) $ 4,735 $ 7,175 $ 1,584 $ 13,494 $ (3,450) $ 10,044 (1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations. (2) Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other non-recurring expenses (“Adjusted EBITDA”) are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. (3) Represents compensation expense payable per the terms of acquisition agreements. Per Diluted Share Twelve Months Ended December 31, 2021 Net income $ 1.07 Non-recurring items (after tax) 0.22 Compensation expense related to acquisitions (after tax) (2) 0.75 Adjusted net income (3) $ 2.04 35 Reconciliation of Non-GAAP Measures - 2020 Reconciliation of Net Loss to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs (In thousands, unaudited) For The Year Ended December 31, 2020 Americas Asia Pacific Europe RPO Business Corporate Total Revenue, from external customers $ 10,866 $ 75,633 $ 14,949 $ 101,448 $ - $ 101,448 Adjusted net revenue, from external customers (1) $ 9,598 $ 19,814 $ 9,669 $ 39,081 $ - $ 39,081 Net loss $ (1,243) Provision for income taxes 535 Interest income, net (149) Depreciation and amortization 179 EBITDA (loss) (2) $ (1,044) $ 2,877 $ 481 $ 2,314 $ (2,992) (678) Non-operating expense (income), including corporate administration charges and PPP loan forgiveness (1,076) 1,002 (74) (148) (1,641) (1,789) Stock-based compensation expense 88 60 6 154 583 737 Non-recurring severance and professional fees 528 - - 528 755 1,283 Compensation expense related to acquisitions (3) 91 - - 91 - 91 Adjusted EBITDA (loss) (2) $ (1,413) $ 3,939 $ 413 $ 2,939 $ (3,295) $ (356) (1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations. (2) Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, business reorganization expenses, stock-based compensation expense, and other non-recurring expenses (“Adjusted EBITDA”) are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. (3) Represents compensation expense payable per the terms of acquisition agreements. Per Diluted Share Twelve Months Ended December 31, 2020 Net loss $ (0.43) Non-recurring items (after tax) (0.01) Compensation expense related to acquisitions (after tax) (1) 0.06 Adjusted net loss (2) $ (0.38) 36 Reconciliation of Non-GAAP Measures - 2019 Reconciliation of Net Loss to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs (In thousands, unaudited) For The Year Ended December 31, 2019 Americas Asia Pacific Europe RPO Business Corporate Total Revenue, from external customers $13,565 $ 61,438 $ 18,808 $93,811 $ - $ 93,811 Adjusted net revenue, from external customers (1) $12,291 $ 21,177 $ 10,098 $43,566 $ - $ 43,566 Net loss $ (955) Loss from discontinued operations, net of income taxes (113) Loss from continuing operations (842) Benefit from income taxes (540) Interest income, net (617) Depreciation and amortization expenses 85 EBITDA (loss) (2) $ 60 $ 2,194 $ 84 $ 2,338 $ (4,252) (1,914) Non-operating expense (income), including corporate administration charges 563 957 544 2,064 (1,726) 338 Stock-based compensation expense 26 102 8 136 825 961 Non-recurring severance and professional fees - - - - 1,072 1,072 Adjusted EBITDA (loss) (2) $ 649 $ 3,253 $ 636 $ 4,538 $ (4,081) $ 457 (1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statement of Operations. (2) Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other non-recurring expenses (“Adjusted EBITDA”) are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. Per Diluted Share Twelve Months Ended December 31, 2019 Net loss $ (0.30) Non-recurring items (after tax) 0.34 Adjusted net income (2) $ 0.04

37 Contact us Hudson Global, Inc. Jeffrey E. Eberwein CEO 203-489-9501 / ir@hudsonrpo.com Investor Relations The Equity Group Inc. Lena Cati 212-836-9611 / lcati@equityny.com